Exhibit 99.2
UniSource Energy Corporation
3rd Quarter 2011 Supplemental Earnings Information
As of October 31, 2011
TABLE OF CONTENTS

Safe Harbor and Non-GAAP Measures	1
Revision to Financial Statements and UNS Electric Results of Operations	2
Variance Explanations — Q3 and YTD	3-4
UniSource Energy and TEP O&M	5
TEP Operating Statistics	6
TEP Margin Revenues	7
UNS Electric Operating Statistics	8
UNS Gas Operating Statistics	9
Basic & Diluted Shares Outstanding	10
SAFE HARBOR AND NON-GAAP MEASURES
This document contains forward-looking information that involves risks and uncertainties, that include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company’s pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP’s generating plants; and other factors listed in UniSource Energy’s Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UniSource Energy. The forecast assumptions and estimates below are not intended to be a full list of factors which could cause UniSource Energy’s future results to differ from current expectations. Please refer to UniSource Energy’s SEC filings for more information regarding risks and other uncertainties that could cause current expectations to differ from future results.
The Company’s press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.
Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company’s operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

Revision of Prior Period Financial Statements
During the first half of 2011, we identified errors related to prior periods in two categories: (i) deliveries of electricity related to transmission agreements at TEP; and (ii) the calculation of income tax expense as it relates to Allowance for Equity Funds Used During Construction (AFUDC). We assessed the materiality of these errors on prior period financial statements and concluded that while they were not material to any prior annual or interim periods, the cumulative impact could be material to the annual period ending December 31, 2011, and the interim period ended June 30, 2011, if included in 2011. As a result, in accordance with Staff Accounting Bulletin 108, we have revised our prior period financial statements.
In the third quarter of 2011, following the review of our remaining agreements, we identified additional errors in prior periods. We assessed the materiality of these errors, considered together with the errors identified in the first half of 2011, on prior period financial statements and concluded that, while they were not material to any prior annual or interim periods, we should update the prior revision to reflect all of the errors identified in 2011. As a result, in accordance with Staff Accounting Bulletin 108, we revised our prior period financial statements. Please refer to UniSource Energy’s and TEP’s third quarter SEC form 10-Q, which is expected to be filed on or before November 9, 2011, for more information.
UNS Electric Results of Operations
In July 2011, UNS Electric purchased the Black Mountain Generating Station from UniSource Energy Development, a subsidiary of UniSource Energy. In accordance with accounting rules related to the transfer of a business held under common control, we reflect UNS Electric’s purchase of BMGS as if it occurred on January 1, 2009. The transaction increased UNS Electric’s net income by $2 million for the three months ended September 30, 2010, and had no impact to the three months ended September 30, 2011. UNS Electric’s net income increased by $2 million for the nine months ended September 30, 2011, and $4 million for the nine months ended September 30, 2010. The transaction had no impact on UniSource Energy’s consolidated financial statements. Please refer to UniSource Energy’s and TEP’s third quarter SEC form 10-Q, which is expected to be filed on or before November 9, 2011, for more information.

2

UNISOURCE ENERGY QUARTER OVER QUARTER EARNINGS VARIANCE EXPLANATION

	3rd Quarter 2010 UniSource Energy Net Income				$55.7

	3rd Quarter		Change
	2011	2010	Pre-Tax	After Tax
	-millions of dollars-
TEP
Retail Margin Revenues	$184.7	$188.2	$(3.5)	$(2.1)
L-T Wholesale Margin Revenues	0.6	5.6	(5.0)	(3.1)
Transmission Revenues	4.0	4.4	(0.4)	(0.2)

TEP Utility Gross Margin (Non-GAAP)	189.3	198.2	$(8.9)	$(5.4)
El Paso Settlement	7.4	0.0	7.4	4.5
Base O&M	(54.4)	(52.6)	(1.8)	(1.1)
Depreciation	(26.5)	(25.2)	(1.3)	(0.8)
Amortization	(8.8)	(8.2)	(0.6)	(0.4)
Operating synergies related to Springerville Units 3&4	6.0	5.6	0.4	0.2
Total Interest Expense	(22.3)	(20.2)	(2.1)	(1.3)
Other Line Item Changes	(2.4)	(0.4)	(2.0)	(1.2)
Income Tax Expense	(34.4)	(37.5)	NM	3.1

TEP Net Income (GAAP)	$53.9	$59.7	NM	$(5.8)

	Change in TEP Net Income				(5.8)

Other Business Segments — After Tax Amounts
UNS Electric Net Income	7.0	4.6	NM	2.4
UNS Gas Net Income	(0.7)	(1.0)	NM	0.3
Other Non-Reportable Segments and Consolidating Adj.	(0.5)	(7.6)	NM	7.1

Total Other Income and Consolidating Adjustments	5.8	(4.0)	NM	9.8

	Change in UNS Electric, UNS Gas and Other				9.8

	3rd Quarter 2011 UniSource Energy Net Income				$59.7

3 - Q3 Variance Explanation

UNISOURCE ENERGY YEAR-TO-DATE EARNINGS VARIANCE EXPLANATION

	YTD Sept. 30, 2010 UniSource Energy Net Income				$101.7

	YTD Sept 30,		Change
	2011	2010	Pre-Tax	After Tax
	-millions of dollars-
TEP
Retail Margin Revenues	$432.5	$433.2	$(0.7)	$(0.4)
L-T Wholesale Margin Revenues	11.7	20.3	(8.6)	(5.3)
Transmission Revenues	12.3	15.6	(3.3)	(2.0)

TEP Utility Gross Margin (Non-GAAP)	456.5	469.1	($12.6)	($7.8)
El Paso Settlement	7.4	0.0	7.4	4.6
Loss related to the settlement of a dispute over transactions with the California Power Exchange (CPX)	0.0	(3.0)	3.0	1.9
Base O&M	(172.6)	(162.4)	(10.2)	(6.3)
Depreciation	(78.1)	(74.1)	(4.0)	(2.5)
Amortization	(25.3)	(24.0)	(1.3)	(0.8)
Operating synergies related to Springerville Units 3&4	18.2	18.1	0.1	0.1
Other Income	(0.2)	2.1	(2.3)	(1.4)
Total Interest Expense	(65.7)	(63.7)	(2.0)	(1.2)
Other Line Item Changes	(4.3)	(5.6)	1.3	0.8
Income Tax Expense	(52.1)	(58.4)	NM	6.3

TEP Net Income (GAAP)	$83.8	$98.1	NM	$(14.3)

	Change in TEP Net Income				(14.3)

Other Business Segments — After Tax Amounts
UNS Electric Net Income (1)	14.4	12.1	NM	2.3
UNS Gas Net Income	5.8	5.3	NM	0.5
Other Non-Reportable Segments and Consolidating Adj.	(2.2)	(13.8)	NM	11.6

Total Other Income and Consolidating Adjustments	18.0	3.6	NM	14.4

	Change in UNS Electric, UNS Gas and Other				14.4

	YTD Sept. 30, 2011 UniSource Energy Net Income				$101.8

(1)	UNS Electric’s results in the first nine months of 2010 includes a pre-tax gain of approximately $3 million related to the settlement of a dispute over transactions with the CPX.

4 - YTD Variance Explanation

UNISOURCE ENERGY AND TEP O&M

UniSource Energy	3rd Quarter		YTD Sept. 30,
O&M Components	2011	2010	2011	2010
	-millions of dollars-		-millions of dollars-
TEP Base O&M (Non-GAAP)	$54.4	$52.6	$172.6	$162.4
UNS Gas Base O&M	5.4	6.0	17.7	17.9
UNS Electric Base O&M	5.0	5.3	14.9	15.6
Consolidating Adjustments & Other	(2.5)	(2.2)	(7.2)	(6.6)

UniSource Energy Base O&M (Non-GAAP)	$62.3	$61.7	$198.0	$189.3
Reimbursed O&M Related to Springerville Units 3 and 4	16.2	14.0	48.5	40.5
O&M Related to Customer-funded Renewable Energy and DSM Programs	12.3	13.2	35.4	29.2

UniSource Energy O&M (GAAP)	$90.8	$88.9	$281.9	$259.0

TEP	3rd Quarter		YTD Sept. 30,
O&M Components	2011	2010	2011	2010
	-millions of dollars-		-millions of dollars-
TEP Base O&M (Non-GAAP)	$54.4	$52.6	$172.6	$162.4
O&M Recorded in Other Expense	(1.4)	(1.6)	(5.2)	(4.9)
Reimbursed O&M Related to Springerville Units 3 and 4	16.2	14.0	48.5	40.5
O&M Related to Customer-funded Renewable Energy and DSM Programs	10.6	9.7	30.5	21.7

TEP O&M (GAAP)	$79.8	$74.7	$246.4	$219.7

5 - O&M

TEP — OPERATING STATISTICS

	Three Months Ended Sept. 30,				Nine Months Ended Sept. 30,
	2011	2010	Incr (Decr)	% Change	2011	2010	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	366,640	365,583	1,057	0.3%	366,415	365,632	783	0.2%
Commercial	36,121	35,880	241	0.7%	36,020	35,852	168	0.5%
Industrial	637	631	6	1.0%	635	632	3	0.5%
Mining	3	3	—	0.0%	2	2	—	0.0%
Other	62	62	—	0.0%	62	62	—	0.0%

Total	403,463	402,159	1,304	0.3%	403,134	402,180	954	0.2%

RETAIL SALES — MWH
Residential	1,416,344	1,444,461	(28,117)	-1.9%	3,108,461	3,109,007	(546)	0.0%
Commercial	597,992	612,303	(14,311)	-2.3%	1,516,838	1,515,901	937	0.1%
Industrial	632,092	629,849	2,243	0.4%	1,653,608	1,639,500	14,108	0.9%
Mining	274,029	274,420	(391)	-0.1%	810,934	806,571	4,363	0.5%
Other	65,335	65,199	136	0.2%	182,251	178,068	4,183	2.3%

Total	2,985,792	3,026,232	(40,440)	-1.3%	7,272,092	7,249,047	23,045	0.3%

RETAIL USAGE — KWH/CUSTOMER
Residential	3,863	3,951	(88)	-2.2%	8,483	8,503	(20)	-0.2%
Commercial	16,555	17,065	(510)	-3.0%	42,111	42,282	(171)	-0.4%
Industrial	992,295	998,176	(5,881)	-0.6%	2,604,107	2,594,146	9,961	0.4%
Mining	91,343,000	91,473,333	(130,333)	-0.1%	405,467,000	403,285,500	2,181,500	0.5%
Other	1,053,790	1,051,597	2,193	0.2%	2,939,532	2,872,065	67,467	2.3%

Total	7,400	7,525	(125)	-1.7%	18,039	18,024	15	0.1%

WEATHER — COOLING DEGREE DAYS
Actual	1,090	1,096	(6)	-0.5%	1,480	1,491	(11)	-0.7%
10-Year Average	990	978			1,434	1,433
% Change Actual vs. 10-Year Avg.	10.1%	12.1%			3.2%	4.0%

ENERGY MARKET INDICATORS
Avg. Wholesale Power Prices
Palo Verde Index — $/MWh
On Peak	$42.64	$38.65	$3.99	10.3%	$37.21	$38.88	$(1.67)	-4.3%
Off Peak	$25.57	$26.67	$(1.10)	-4.1%	$20.62	$28.36	$(7.74)	-27.3%

Avg. Natural Gas Prices
Permian Index — $/MMBtu	$4.09	$3.94	$0.15	3.8%	$4.04	$4.33	$(0.29)	-6.7%

6 - TEP Operating Stats

TEP — RETAIL AND WHOLESALE MARGIN REVENUES

	Three Months Ended Sept. 30,				Nine Months Ended Sept. 30,
	2011	2010	Incr (Decr)	% Change	2011	2010	Incr (Decr)	% Change
RETAIL REVENUES — $ MILLIONS
Margin Revenues:
Residential	$94.3	$96.8	(2.5)	-2.6%	$202.6	203.4	(0.8)	-0.4%
Commercial	50.0	51.1	(1.1)	-2.2%	123.5	123.4	0.1	0.1%
Industrial	28.7	28.8	(0.1)	-0.3%	73.2	74.1	(0.9)	-1.2%
Mining	8.3	8.1	0.2	2.5%	23.9	23.2	0.7	3.0%
Other	3.4	3.4	—	0.0%	9.3	9.1	0.2	2.2%

Total	$184.7	$188.2	$(3.5)	-1.9%	$432.5	$433.2	$(0.7)	-0.2%
DSM / REST	12.0	11.8	0.2	1.7%	36.1	29.8	6.3	21.1%
Fuel Revenues:
Recovered from Customers	112.2	100.3	11.9	11.9%	245.7	222.3	23.4	10.5%

Total Retail Revenues	$308.9	$300.3	$8.6	2.9%	$714.3	$685.3	$29.0	4.2%

RETAIL REVENUES — CENTS / KWH
Margin Revenues:
Residential	6.66	6.70	(0.04)	-0.6%	6.52	6.54	(0.02)	-0.3%
Commercial	8.36	8.35	0.01	0.1%	8.14	8.14	0.00	0.0%
Industrial	4.54	4.57	(0.03)	-0.7%	4.43	4.52	(0.09)	-2.0%
Mining	3.03	2.95	0.08	2.7%	2.95	2.88	0.07	2.4%
Other	5.20	5.21	(0.01)	-0.2%	5.10	5.11	(0.01)	-0.2%

Total	6.19	6.22	(0.03)	-0.5%	5.95	5.98	(0.03)	-0.5%
DSM / REST	0.40	0.39	0.01	2.6%	0.50	0.41	0.09	22.0%
Fuel Revenues:
Recovered from Customers	3.76	3.31	0.45	13.6%	3.38	3.07	0.31	10.1%

Total Retail Revenues	10.35	9.92	0.43	4.3%	9.83	9.46	0.37	3.9%

LONG-TERM WHOLESALE MARGIN — $ MILLIONS
Long-term Wholesale Revenues	$8.9	$13.8	(4.9)	-35.5%	$32.8	$41.7	(8.9)	-21.3%
Fuel and Purchased Power Expense	8.3	8.2	0.1	1.2%	21.1	21.4	(0.3)	-1.4%

Net	$0.6	$5.6	(5.0)	-89.3%	$11.7	$20.3	(8.6)	-42.4%

7 - TEP Margin Revenues

UNS ELECTRIC — OPERATING STATISTICS

	Three Months Ended Sept. 30,				Nine Months Ended Sept. 30,
	2011	2010	Incr (Decr)	% Change	2011	2010	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	80,607	80,215	392	0.5%	80,570	80,149	421	0.5%
Commercial	10,391	10,349	42	0.4%	10,381	10,346	35	0.3%
Industrial	22	23	(1)	-4.3%	22	24	(2)	-8.3%
Mining	2	2	—	0.0%	2	1	1	N/M
Other	249	266	(17)	-6.4%	249	266	(17)	-6.4%

Total	91,271	90,855	416	0.5%	91,224	90,786	438	0.5%

RETAIL SALES — MWH
Residential	298,564	301,191	(2,627)	-0.9%	651,995	652,457	(462)	-0.1%
Commercial	172,877	181,275	(8,398)	-4.6%	462,731	469,860	(7,129)	-1.5%
Industrial	61,555	62,090	(535)	-0.9%	167,446	165,471	1,975	1.2%
Mining	49,801	51,115	(1,314)	-2.6%	172,473	149,254	23,219	15.6%
Other	335	480	(145)	-30.2%	1,183	1,520	(337)	-22.2%

Total	583,132	596,151	(13,019)	-2.2%	1,455,828	1,438,562	17,266	1.2%

RETAIL USAGE — KWH/CUSTOMER
Residential	3,704	3,755	(51)	-1.4%	8,092	8,141	(49)	-0.6%
Commercial	16,637	17,516	(879)	-5.0%	44,575	45,415	(840)	-1.8%
Industrial	2,797,955	2,699,565	98,390	3.6%	7,611,182	6,894,625	716,557	10.4%
Mining	24,900,500	25,557,500	(657,000)	-2.6%	86,236,500	149,254,000	(63,017,500)	-42.2%
Other	1,345	1,805	(460)	-25.5%	4,751	5,714	(963)	-16.9%

Total	6,389	6,562	(173)	-2.6%	15,959	15,846	113	0.7%

RETAIL REVENUES — MILLIONS
Margin Revenues:
Residential	$11.1	$8.4	2.7	32.1%	$24.4	$21.0	3.4	16.2%
Commercial	7.7	7.3	0.4	5.5%	22.0	20.3	1.7	8.4%
Industrial	2.3	2.2	0.1	4.5%	6.6	6.3	0.3	4.8%
Mining	1.7	1.3	0.4	30.8%	4.9	3.8	1.1	28.9%
Other	0.1	0.1	—	0.0%	0.3	0.4	(0.1)	-25.0%

Total Margin Revenues	$22.9	$19.3	$3.6	18.7%	$58.2	$51.8	$6.4	12.4%
DSM / REST	1.6	3.2	(1.6)	-50.0%	4.5	6.8	(2.3)	-33.8%
Fuel Revenues:
Recovered from Customers	30.0	37.2	(7.2)	-19.4%	79.2	80.8	(1.6)	-2.0%

Total Retail Revenues	$54.5	$59.7	$(5.2)	-8.7%	$141.9	$139.4	$2.5	1.8%

WEATHER — COOLING DEGREE DAYS
Actual	5,766	5,758	8	0.1%	8,513	8,235	278	3.4%
10-Year Average	5,469	5,433			8,434	8,462
% Change Actual vs. 10-Year Avg.	5.4%	6.0%			0.9%	-2.7%

8 - UNS Electric Op. Stats

UNS GAS — OPERATING STATISTICS

	Three Months Ended Sept. 30,				Nine Months Ended Sept. 30,
	2011	2010	Incr (Decr)	% Change	2011	2010	Incr (Decr)	% Change
AVG. GAS CUSTOMERS
Residential	133,799	132,768	1,031	0.8%	134,078	133,206	872	0.7%
Commercial	11,159	11,080	79	0.7%	11,230	11,248	(18)	-0.2%
Industrial	22	22	—	0.0%	22	23	(1)	-4.3%
Other	1,123	1,095	28	2.6%	1,116	1,092	24	2.2%

Total	146,103	144,965	1,138	0.8%	146,446	145,569	877	0.6%

RETAIL SALES — THOUSANDS OF THERMS
Residential	5,114	5,096	18	0.4%	48,095	49,649	(1,554)	-3.1%
Commercial	4,038	3,915	123	3.1%	20,883	20,936	(53)	-0.3%
Industrial	419	305	114	37.2%	1,655	1,357	298	22.0%
Other	302	352	(50)	-14.2%	4,265	4,465	(200)	-4.5%

Total	9,872	9,668	204	2.1%	74,898	76,407	(1,509)	-2.0%

RETAIL USAGE — THERMS/CUSTOMER
Residential	38	38	—	0.0%	359	373	(14)	-3.8%
Commercial	362	353	9	2.5%	1,860	1,861	(1)	-0.1%
Industrial	19,047	13,881	5,166	37.2%	75,227	59,000	16,227	27.5%
Other	269	321	(52)	-16.2%	3,822	4,089	(267)	-6.5%

Total	68	67	1	1.5%	511	525	(14)	-2.7%

RETAIL REVENUES — MILLIONS
Margin Revenues:
Residential	$5.7	$5.6	0.1	1.8%	$27.4	$27.3	0.1	0.4%
Commercial	1.6	1.6	—	0.0%	7.4	7.1	0.3	4.2%
Other	0.2	0.2	—	0.0%	1.4	1.4	—	0.0%

Total Margin Revenues	$7.5	$7.4	$0.1	1.4%	$36.2	$35.8	$0.4	1.1%
DSM Revenues	0.2	0.3	(0.1)	-33.3%	0.8	0.7	0.1	14.3%
Transport/NSP Revenues	3.6	4.8	(1.2)	-25.0%	12.6	13.2	(0.6)	-4.5%
Fuel Revenues:
Recovered from Customers	6.6	6.2	0.4	6.5%	51.5	51.2	0.3	0.6%

Total Gas Revenues	$17.9	$18.7	$(0.8)	-4.3%	$101.1	$100.9	$0.2	0.2%

WEATHER — HEATING DEGREE DAYS
Actual	242	224	18	8.0%	15,713	13,621	2,092	15.4%
10-Year Average	330	333			12,730	12,741
% Change Actual vs. 10-Year Avg.	-26.7%	-32.7%			23.4%	6.9%

9 - UNS Gas Op. Stats

BASIC AND DILUTED SHARES OUTSTANDING

	Three Months Ended		Nine Months Ended
	Sept. 30,		Sept. 30,
	2011	2010	2011	2010
	-Thousands of Dollars-		-Thousands of Dollars-
Numerator:
Net Income	$59,712	$55,665	$101,787	$101,732
Income from Assumed Conversion of Convertible Senior Notes	1,097	1,097	3,292	3,292

Adjusted Numerator	$60,809	$56,762	$105,079	$105,024

	-Thousands of Shares-		-Thousands of Shares-
Denominator:
Weighted-average Shares of Common Stock Outstanding:
Common Shares Issued	36,867	36,308	36,739	36,107
Fully Vested Deferred Stock Units	136	132	127	120
Participating Securities	50	93	64	94

Total Weighted-average Shares of Common Stock Outstanding — Basic	37,053	36,533	36,930	36,321
Effect of Dilutive Securities:
Convertible Senior Notes	4,295	4,192	4,268	4,166
Options and Stock Issuable Under Employee Benefit Plans and the Directors’ Plans	429	416	379	436

Total Shares — Diluted	41,777	41,141	41,577	40,923

The following table shows the number of stock options excluded from the diluted EPS computation because the stock option’s exercise price was greater than the average market price of the Common Stock:of the Common Stock:

	Three Months Ended		Nine Months Ended
	Sept. 30,		Sept. 30,
	2011	2010	2011	2010
	-Thousands of Shares		-Thousands of Shares-

Stock Options Excluded from the Diluted EPS Computation	147	218	158	227

10 - Diluted Share Count